Exhibit 99.2

contact: William Pollett, Treasurer telephone: +1(441) 299 7576 email: bill.pollett@montpelierre.bm

Financial Supplement
September 30, 2011

This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement contains forward-looking statements within the meaning of the United States federal securities laws, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are not historical facts, including statements about our beliefs and expectations. These statements are based upon current plans, estimates and projections. Forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and various risk factors, many of which are outside our control, that could cause actual results to differ materially from such statements. See “Risk Factors” contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 as filed with the Securities and Exchange Commission. In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar meaning generally involve forward-looking statements.

Important events and uncertainties that could cause our actual results, future common or preferred share dividends or repurchases to differ include, but are not necessarily limited to: market conditions affecting our common or preferred share prices; the possibility of severe or unanticipated losses from natural or man-made catastrophes, including those that may result from changes in climate conditions, including, but not limited to, global temperatures and expected sea levels; the effectiveness of our loss limitation methods; our dependence on principal employees; our ability to execute our business plans effectively; increases in our general and administrative expenses due to new business ventures, which expenses may not be recoverable through additional profits; the cyclical nature of the insurance and reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty insurance and reinsurance lines of business and in specific areas of the casualty reinsurance market and our ability to capitalize on those opportunities; the sensitivity of our business to financial strength ratings established by independent rating agencies; the inherent uncertainty of our risk management process, which is subject to, among other things, industry loss estimates and estimates generated  by modeling techniques; the accuracy of estimates reported by cedants and brokers on pro rata contracts and certain excess of loss contracts where a deposit or minimum premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, particularly on longer-tail classes of business such as casualty; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic and financial market conditions; changes in and the impact of governmental legislation or regulation, including changes in tax laws in the jurisdictions where we conduct business; our ability to assimilate effectively the additional regulatory issues created by our entry into new markets; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in our industry; declining demand due to increased retentions by cedants and other factors; the impact of terrorist activities on the economy; rating agency policies and practices; unexpected developments concerning the small number of insurance and reinsurance brokers upon whom we rely for a large portion of revenues; our dependence as a holding company upon dividends or distributions from our operating subsidiaries; and the impact of foreign currency fluctuations.

We undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

MONTPELIER RE HOLDINGS LTD.

Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Net Insurance and Reinsurance Premiums Written by Line of Business

5	Net Insurance and Reinsurance Premiums Earned by Line of Business

6	Rollforward of Loss Reserves

7	Losses and Loss Ratios by Line of Business

8	Consolidated Investment Portfolio

9	Consolidated Investment Detail - Mortgage-Backed and Asset-Backed Securities

10	Consolidated Investment Detail - Corporate Bonds

11	Reinsurance Recoverable by Rating

12	Fully Converted Book Value Per Common Share

13	Income (Loss) Available to Common Shareholders Per Share

14	Non-GAAP Financial Measures

MONTPELIER RE HOLDINGS LTD.

Consolidated Financial Highlights (unaudited)

$ in millions, except per share amounts

	Three months ended			Year-to-date
	September 30			September 30
	2011	2010	% change	2011	2010	% change

Selected financial highlights
Gross insurance and reinsurance premiums written	$162.5	$143.4	13%	$633.8	$617.7	3%
Net insurance and reinsurance premiums written	121.6	119.7	2%	542.4	577.6	-6%
Net insurance and reinsurance premiums earned	155.9	156.4	0%	474.4	463.2	2%
Net investment income	17.0	18.7	-9%	51.6	57.5	-10%
Underwriting income (loss)	(33.5)	47.9	n/m	(168.3)	70.2	n/m
Operating income (loss) available to common shareholders (1)	(24.9)	60.7	n/m	(138.2)	110.1	n/m
Net income (loss) available to common shareholders	(66.2)	90.0	n/m	(149.3)	169.8	n/m
Comprehensive income (loss)	(62.3)	90.8	n/m	(141.6)	166.9	n/m
Total assets				3,539.5	3,261.8	9%
Common shareholders’ equity				1,400.4	1,668.4	-16%
Total shareholders’ equity				1,550.4	1,668.4	-7%

Amounts per common share
Operating income (loss) available to common shareholders (2)	$(0.40)	$0.86		$(2.23)	$1.51
Net income (loss) available to common shareholders (2)	(1.07)	1.27		(2.41)	2.33
Fully converted book value (3)				22.26	23.76
Fully converted tangible book value (3)				22.18	23.69

Financial ratios
Loss and loss adjustment expense ratio:
Current year	100.5%	46.8%		118.6%	70.1%
Prior year	-11.5%	-13.5%		-15.0%	-18.3%
Loss and loss adjustment expense ratio	89.0%	33.3%		103.6%	51.8%
Acquisition costs ratio	17.1%	15.8%		16.4%	15.2%
General and administrative expense ratio	15.4%	20.3%		15.5%	17.8%
Combined ratio	121.5%	69.4%		135.5%	84.8%

Operating income (loss) / Average common shareholders’ equity	-1.7%	3.7%		-9.3%	6.7%

Change in FCBVPCS adjusted for dividends (4)	-4.3%	6.9%		-8.3%	13.7%

(1) Excludes net investment and foreign exchange gains and losses.

(2) See Page 13 for calculation and Page 14 for information regarding our use of Non-GAAP Financial Measures.

(3) See Page 12 for calculation and Page 14 for information regarding our use of Non-GAAP Financial Measures.

(4) Change in FCBVPCS adjusted for dividends represents the change in fully converted book value per common share after taking into account dividends declared on common shares during the period.  See page 14 for information regarding our use of Non-GAAP Financial Measures.

n/m - not meaningful

MONTPELIER RE HOLDINGS LTD.

Summary Consolidated Balance Sheets (unaudited)

in millions, except per share amounts

	September 30	June 30	March 31	December 31	September 30
	2011	2011	2011	2010	2010

ASSETS
Investments, cash and cash equivalents	$3,019.6	$2,950.4	$2,812.3	$2,791.7	$2,792.3
Insurance and reinsurance premiums receivable	284.2	325.0	280.1	201.6	257.0
Deferred insurance and reinsurance acquisition costs	55.2	56.2	52.4	45.0	52.1
Reinsurance recoverable on paid and unpaid losses	81.9	76.8	71.2	75.3	77.3
Unearned reinsurance premiums ceded	47.6	37.9	35.1	22.9	26.7
Other assets	51.0	57.6	120.1	82.9	56.4

Total Assets	$3,539.5	$3,503.9	$3,371.2	$3,219.4	$3,261.8

LIABILITIES
Loss and loss adjustment expense reserves	$1,056.6	$1,031.1	$990.9	$784.6	$781.4
Unearned insurance and reinsurance premiums	356.8	384.5	340.0	264.0	340.9
Debt	327.8	327.8	327.8	327.7	327.7
Other liabilities	247.9	140.3	240.4	214.3	143.4

Total Liabilities	1,989.1	1,883.7	1,899.1	1,590.6	1,593.4

SHAREHOLDERS’ EQUITY
Preferred shareholders’ equity	150.0	150.0	—	—	—
Common shareholders’ equity	1,400.4	1,470.2	1,472.1	1,628.8	1,668.4

Total Shareholders’ Equity	1,550.4	1,620.2	1,472.1	1,628.8	1,668.4

Total Liabilities and Shareholders’ Equity	$3,539.5	$3,503.9	$3,371.2	$3,219.4	$3,261.8

Fully converted book value per common share (1)	$22.26	$23.36	$23.10	$24.61	$23.76
Fully converted tangible book value per common share (1)	$22.18	$23.29	$23.03	$24.53	$23.69

(1) See Page 12 for calculation and Page 14 for information regarding our use of Non-GAAP Financial Measures.

MONTPELIER RE HOLDINGS LTD.

Summary Consolidated Income Statements (unaudited)

$ in millions, except per share amounts

						YTD	YTD
	Q3-11	Q2-11	Q1-11	Q4-10	Q3-10	2011	2010
Underwriting revenues
Gross insurance and reinsurance premiums written	$162.5	$217.2	$254.1	$102.3	$143.4	$633.8	$617.7
Reinsurance premiums ceded	(40.9)	(22.9)	(27.6)	(11.1)	(23.7)	(91.4)	(40.1)
Net insurance and reinsurance premiums written	121.6	194.3	226.5	91.2	119.7	542.4	577.6

Gross insurance and reinsurance premiums earned	187.2	172.5	182.2	176.7	168.0	541.9	491.3
Earned reinsurance premiums ceded	(31.3)	(20.1)	(16.1)	(14.5)	(11.6)	(67.5)	(28.1)
Net insurance and reinsurance premiums earned	155.9	152.4	166.1	162.2	156.4	474.4	463.2

Underwriting expenses
Loss and loss adjustment expenses - current year	(156.7)	(124.1)	(282.0)	(87.1)	(73.3)	(562.8)	(324.6)
Loss and loss adjustment expenses - prior year	18.0	19.7	33.6	24.6	21.3	71.3	84.8
Insurance and reinsurance acquisition costs	(26.7)	(26.3)	(24.7)	(28.1)	(24.8)	(77.7)	(70.6)
Operating expenses	(21.2)	(22.9)	(22.1)	(21.9)	(21.8)	(66.2)	(61.5)
Incentive compensation expenses	(2.8)	(2.6)	(1.9)	(7.6)	(9.9)	(7.3)	(21.1)
Underwriting income (loss)	(33.5)	(3.8)	(131.0)	42.1	47.9	(168.3)	70.2

Net investment income	17.0	17.1	17.5	16.5	18.7	51.6	57.5
Other revenue	0.2	0.1	—	0.5	0.1	0.3	0.3
Interest and other financing expenses	(4.9)	(4.9)	(5.9)	(6.0)	(6.0)	(15.7)	(18.6)
Net realized and unrealized investment gains (losses)	(31.3)	9.4	16.6	(16.2)	29.4	(5.3)	66.8
Net foreign exchange gains (losses)	(4.1)	2.3	(2.0)	5.0	(3.9)	(3.8)	(2.7)
Net income (expense) from derivative instruments	(6.3)	3.9	(0.6)	(0.5)	3.9	(3.0)	(4.2)
Income tax benefit (expense)	—	(0.5)	1.1	0.8	(0.1)	0.6	0.5

Net income (loss)	(62.9)	23.6	(104.3)	42.2	90.0	(143.6)	169.8
Dividends declared on non-cumulative preferred shares	(3.3)	(2.4)	—	—	—	(5.7)	—
Net income (loss) available to common shareholders	$(66.2)	$21.2	$(104.3)	$42.2	$90.0	$(149.3)	$169.8

Net income (loss)	$(62.9)	$23.6	$(104.3)	$42.2	$90.0	$(143.6)	$169.8
Other comprehensive income (loss) items	0.6	0.9	0.5	(0.4)	0.8	2.0	(2.9)
Comprehensive income (loss)	$(62.3)	$24.5	$(103.8)	$41.8	$90.8	$(141.6)	$166.9

Net income (loss) available to common shareholders	$(66.2)	$21.2	$(104.3)	$42.2	$90.0	$(149.3)	$169.8
Add (subtract):
Net realized and unrealized investment losses (gains)	31.3	(9.4)	(16.6)	16.2	(29.4)	5.3	(66.8)
Net losses (gains) from investment-related derivative instruments	5.7	(0.2)	0.8	0.5	(1.2)	6.3	6.4
Net foreign exchange losses (gains)	4.1	(2.3)	2.0	(5.0)	3.9	3.8	2.7
Net losses (gains) from foreign exchange-related derivative instruments	0.2	(4.1)	(0.4)	—	(2.6)	(4.3)	(2.0)
Operating income (loss) available to common shareholders	$(24.9)	$5.2	$(118.5)	$53.9	$60.7	$(138.2)	$110.1

Loss and loss adjustment expense ratio:
Current year	100.5%	81.5%	169.7%	53.8%	46.8%	118.6%	70.1%
Prior year	-11.5%	-12.9%	-20.2%	-15.2%	-13.5%	-15.0%	-18.3%
Loss and loss adjustment expense ratio	89.0%	68.6%	149.5%	38.6%	33.3%	103.6%	51.8%
Acquisition costs ratio	17.1%	17.3%	14.8%	17.3%	15.8%	16.4%	15.2%
Operating expenses	13.6%	15.0%	13.3%	13.5%	14.0%	14.0%	13.2%
Incentive compensation expenses	1.8%	1.7%	1.2%	4.7%	6.3%	1.5%	4.6%
Combined ratio	121.5%	102.6%	178.8%	74.1%	69.4%	135.5%	84.8%

Operating income (loss) available to common shareholders per share (1)	$(0.40)	$0.08	$(1.90)	$0.81	$0.86	$(2.23)	$1.51
Net income (loss) available to common shareholders per share (1)	$(1.07)	$0.33	$(1.67)	$0.63	$1.27	$(2.41)	$2.33
Operating income (loss) / Average common shareholders’ equity	-1.7%	0.4%	-7.6%	3.3%	3.7%	-9.3%	6.7%

(1) See Page 13 for calculation and Page 14 for information regarding our use of Non-GAAP Financial Measures.

MONTPELIER RE HOLDINGS LTD.

Net Premiums Written by Line of Business

(unaudited)

in millions

						YTD	YTD
Net Insurance and Reinsurance Premiums Written	Q3-11	Q2-11	Q1-11	Q4-10	Q3-10	2011	2010

Bermuda
Property Catastrophe - Treaty Reinsurance	$33.3	$96.7	$93.0	$7.9	$23.0	$223.0	$240.5
Property Specialty - Treaty Reinsurance	5.8	12.1	14.7	8.4	8.3	32.6	32.7
Other Specialty - Treaty Reinsurance	16.6	15.0	26.1	12.5	19.9	57.7	80.0
Property & Specialty Individual Risk	6.7	13.4	6.0	2.9	8.3	26.1	27.5
	$62.4	$137.2	$139.8	$31.7	$59.5	$339.4	$380.7

Syndicate 5151
Property Catastrophe - Treaty Reinsurance	$0.4	$2.0	$26.0	$(0.2)	$1.0	$28.4	$33.7
Property Specialty - Treaty Reinsurance	3.3	—	4.2	4.9	6.3	7.5	16.8
Other Specialty - Treaty Reinsurance	19.2	12.8	19.9	15.4	13.0	51.9	45.8
Property & Specialty Individual Risk	24.6	28.8	25.5	25.4	26.9	78.9	68.0
	$47.5	$43.6	$75.6	$45.5	$47.2	$166.7	$164.3

MUSIC
Property Catastrophe - Treaty Reinsurance	$—	$—	$—	$—	$—	$—	$—
Property Specialty - Treaty Reinsurance	—	—	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—	—	—
Property & Specialty Individual Risk	11.7	13.5	11.1	14.0	13.0	36.3	32.6
	$11.7	$13.5	$11.1	$14.0	$13.0	$36.3	$32.6

Intercompany Reinsurance Eliminations
Property Catastrophe - Treaty Reinsurance	$—	$(8.7)	$—	$—	$—	$(8.7)	$(9.4)
Property Specialty - Treaty Reinsurance	—	0.7	—	—	—	0.7	2.0
Other Specialty - Treaty Reinsurance	—	5.0	—	—	—	5.0	4.0
Property & Specialty Individual Risk	—	3.0	—	—	—	3.0	3.4
	$—	$—	$—	$—	$—	$—	$—

Consolidated Total NWP
Property Catastrophe - Treaty Reinsurance	$33.7	$90.0	$119.0	$7.7	$24.0	$242.7	$264.8
Property Specialty - Treaty Reinsurance	9.1	12.8	18.9	13.3	14.6	40.8	51.5
Other Specialty - Treaty Reinsurance	35.8	32.8	46.0	27.9	32.9	114.6	129.8
Property & Specialty Individual Risk	43.0	58.7	42.6	42.3	48.2	144.3	131.5
	$121.6	$194.3	$226.5	$91.2	$119.7	$542.4	$577.6

Reinstatements included in NWP	$4.5	$4.3	$16.6	$0.9	$1.6	$25.4	$16.6

Consolidated 12 Mo. Rolling NWP	$633.6	$631.7	$633.4	$668.8	$651.8

MONTPELIER RE HOLDINGS LTD.

Net Premiums Earned by Line of Business

(unaudited)

in millions

						YTD	YTD
Net Insurance and Reinsurance Premiums Earned	Q3-11	Q2-11	Q1-11	Q4-10	Q3-10	2011	2010

Bermuda
Property Catastrophe - Treaty Reinsurance	$58.4	$54.4	$59.7	$61.3	$63.6	$172.5	$196.9
Property Specialty - Treaty Reinsurance	9.6	13.0	13.4	12.8	9.8	36.0	34.8
Other Specialty - Treaty Reinsurance	20.4	17.0	19.7	18.8	22.0	57.1	56.2
Property & Specialty Individual Risk	7.9	8.1	7.5	6.7	6.5	23.5	26.4
	$96.3	$92.5	$100.3	$99.6	$101.9	$289.1	$314.3

Syndicate 5151
Property Catastrophe - Treaty Reinsurance	$4.8	$5.7	$13.0	$7.0	$7.4	$23.5	$26.5
Property Specialty - Treaty Reinsurance	1.7	1.6	3.2	5.9	6.0	6.5	16.4
Other Specialty - Treaty Reinsurance	16.1	13.1	14.7	14.0	10.7	43.9	33.3
Property & Specialty Individual Risk	24.4	26.6	23.0	24.4	20.4	74.0	47.5
	$47.0	$47.0	$53.9	$51.3	$44.5	$147.9	$123.7

MUSIC
Property Catastrophe - Treaty Reinsurance	$—	$—	$—	$—	$—	$—	$—
Property Specialty - Treaty Reinsurance	—	—	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—	—	—
Property & Specialty Individual Risk	12.6	12.9	11.9	11.3	10.0	37.4	25.2
	$12.6	$12.9	$11.9	$11.3	$10.0	$37.4	$25.2

Intercompany Reinsurance Eliminations
Property Catastrophe - Treaty Reinsurance	$(1.8)	$(2.8)	$(2.4)	$(2.4)	$(2.6)	$(7.0)	$(5.8)
Property Specialty - Treaty Reinsurance	0.3	0.2	0.6	0.4	0.6	1.1	1.3
Other Specialty - Treaty Reinsurance	0.9	1.9	1.0	1.2	0.9	3.8	2.7
Property & Specialty Individual Risk	0.6	0.7	0.8	0.8	1.1	2.1	1.8
	$—	$—	$—	$—	$—	$—	$—

Consolidated Total NPE
Property Catastrophe - Treaty Reinsurance	$61.4	$57.3	$70.3	$65.9	$68.4	$189.0	$217.6
Property Specialty - Treaty Reinsurance	11.6	14.8	17.2	19.1	16.4	43.6	52.5
Other Specialty - Treaty Reinsurance	37.4	32.0	35.4	34.0	33.6	104.8	92.2
Property & Specialty Individual Risk	45.5	48.3	43.2	43.2	38.0	137.0	100.9
	$155.9	$152.4	$166.1	$162.2	$156.4	$474.4	$463.2

Reinstatements included in NPE	$4.5	$4.3	$16.6	$0.9	$1.6	$25.4	$16.6

Consolidated 12 Mo. Rolling NPE	$636.6	$637.1	$633.0	$625.4	$618.0

MONTPELIER RE HOLDINGS LTD.

Rollforward of Loss Reserves (unaudited)

in millions

	Three months ended September 30, 2011			Three months ended September 30, 2010
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for unpaid losses, beginning of period	$1,031.1	$73.8	$957.3	$776.0	$70.1	$705.9

Losses incurred:
Current year	168.7	12.0	156.7	75.7	2.4	73.3
Prior years	(20.3)	(2.3)	(18.0)	(18.7)	2.6	(21.3)
Total losses incurred	148.4	9.7	138.7	57.0	5.0	52.0

Net impact of foreign currency movements	(7.2)	(0.5)	(6.7)	7.4	(0.1)	7.5

Losses paid and approved for payment:
Current year	(71.7)	(5.0)	(66.7)	(24.0)	(1.2)	(22.8)
Prior years	(44.0)	(3.3)	(40.7)	(35.0)	(3.4)	(31.6)
Total paid losses	(115.7)	(8.3)	(107.4)	(59.0)	(4.6)	(54.4)

Reserve for unpaid losses, end of period	$1,056.6	$74.7	$981.9	$781.4	$70.4	$711.0

	YTD September 30, 2011			YTD September 30, 2010
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for unpaid losses, beginning of period	$784.6	$62.4	$722.2	$680.8	$69.6	$611.2

Losses incurred:
Current year	589.2	26.4	562.8	337.3	12.7	324.6
Prior years	(71.2)	0.1	(71.3)	(86.1)	(1.3)	(84.8)
Total losses incurred	518.0	26.5	491.5	251.2	11.4	239.8

Net impact of foreign currency movements	(1.6)	0.1	(1.7)	1.3	—	1.3

Losses paid and approved for payment:
Current year	(93.0)	(5.7)	(87.3)	(48.1)	(2.0)	(46.1)
Prior years	(151.4)	(8.6)	(142.8)	(103.8)	(8.6)	(95.2)
Total paid losses	(244.4)	(14.3)	(230.1)	(151.9)	(10.6)	(141.3)

Reserve for unpaid losses, end of period	$1,056.6	$74.7	$981.9	$781.4	$70.4	$711.0

MONTPELIER RE HOLDINGS LTD.

Consolidated Losses and Loss Ratios

(unaudited)

$ in millions

						YTD	YTD
	Q3-11	Q2-11	Q1-11	Q4-10	Q3-10	2011	2010
Property Catastrophe - Treaty

Net reserves: start	$375.3	$370.6	$200.5	$207.6	$220.1	$200.5	$155.8
Change in prior AY	(10.3)	—	(5.2)	(6.9)	(2.4)	(15.5)	(11.1)
Losses paid and approved for payment	(74.7)	(18.8)	(25.6)	(28.3)	(26.7)	(119.1)	(64.4)
Current yr. incurred losses	83.5	23.5	200.9	28.1	16.6	307.9	127.3
Net reserves: end	$373.8	$375.3	$370.6	$200.5	$207.6	$373.8	$207.6

Net earned premium	$61.4	$57.3	$70.3	$65.9	$68.4	$189.0	$217.6
Net loss ratio	119.2%	41.0%	278.4%	32.2%	20.8%	154.7%	53.4%
Net loss ratio excl. prior AY adjusts.	136.0%	41.0%	285.8%	42.7%	24.3%	162.9%	58.5%
Net loss ratio - prior AY adjusts.	-16.8%	0.0%	-7.4%	-10.5%	-3.5%	-8.2%	-5.1%

IBNR	$187.6	$219.1	$266.4	$84.4	$101.2
IBNR as a % of net reserves	50%	58%	72%	42%	49%

Property Specialty - Treaty

Net reserves: start	$149.4	$146.5	$139.1	$136.6	$144.6	$139.1	$140.8
Change in prior AY	(3.0)	(5.4)	(9.7)	(3.7)	(8.9)	(18.1)	(22.9)
Losses paid and approved for payment	(10.4)	(11.5)	(10.0)	(6.8)	(12.6)	(31.9)	(32.3)
Current yr. incurred losses	8.7	19.8	27.1	13.0	13.5	55.6	51.0
Net reserves: end	$144.7	$149.4	$146.5	$139.1	$136.6	$144.7	$136.6

Net earned premium	$11.6	$14.8	$17.2	$19.1	$16.4	$43.6	$52.5
Net loss ratio	49.1%	97.3%	101.2%	48.7%	28.0%	86.0%	53.5%
Net loss ratio excl. prior AY adjusts.	75.0%	133.8%	157.6%	68.1%	82.3%	127.5%	97.1%
Net loss ratio - prior AY adjusts.	-25.9%	-36.5%	-56.4%	-19.4%	-54.3%	-41.5%	-43.6%

IBNR	$76.6	$86.8	$99.2	$88.2	$86.8
IBNR as a % of net reserves	53%	58%	68%	63%	64%

TOTAL

Net reserves: start	$957.3	$922.2	$722.2	$711.0	$705.9	$722.2	$611.2
Change in prior AY	(18.0)	(19.7)	(33.6)	(24.5)	(21.3)	(71.3)	(84.8)
Losses paid and approved for payment	(107.4)	(68.2)	(54.5)	(48.0)	(54.4)	(230.1)	(141.3)
Current yr. incurred losses	156.7	124.1	282.0	87.0	73.3	562.8	324.6
Net impact of foreign currency	(6.7)	(1.1)	6.1	(3.3)	7.5	(1.7)	1.3
Net reserves: end	$981.9	$957.3	$922.2	$722.2	$711.0	$981.9	$711.0

Net earned premium	$155.9	$152.4	$166.1	$162.2	$156.4	$474.4	$463.2
Net loss ratio	89.0%	68.5%	149.5%	38.6%	33.3%	103.6%	51.8%
Net loss ratio excl. prior AY adjusts.	100.5%	81.4%	169.7%	53.7%	46.8%	118.6%	70.1%
Net loss ratio - prior AY adjusts.	-11.5%	-12.9%	-20.2%	-15.1%	-13.5%	-15.0%	-18.3%

IBNR	$583.5	$595.1	$656.4	$454.5	$465.3
IBNR as a % of net reserves	59%	62%	71%	63%	65%

						YTD	YTD
	Q3-11	Q2-11	Q1-11	Q4-10	Q3-10	2011	2010
Other Specialty - Treaty

Net reserves: start	$242.0	$251.9	$246.7	$242.0	$238.4	$246.7	$217.3
Change in prior AY	(3.1)	(6.4)	(7.0)	(9.0)	(6.2)	(16.5)	(27.7)
Losses paid and approved for payment	(5.5)	(21.8)	(7.7)	(4.1)	(8.6)	(35.0)	(30.1)
Current yr. incurred losses	26.3	18.3	19.9	17.8	18.4	64.5	82.5
Net reserves: end	$259.7	$242.0	$251.9	$246.7	$242.0	$259.7	$242.0

Net earned premium	$37.4	$32.0	$35.4	$34.0	$33.6	$104.8	$92.2
Net loss ratio	62.0%	37.2%	36.4%	25.9%	36.3%	45.8%	59.4%
Net loss ratio excl. prior AY adjusts.	70.3%	57.2%	56.2%	52.4%	54.8%	61.5%	89.4%
Net loss ratio - prior AY adjusts.	-8.3%	-20.0%	-19.8%	-26.5%	-18.5%	-15.7%	-30.0%

IBNR	$198.8	$183.6	$193.3	$191.5	$191.2
IBNR as a % of net reserves	77%	76%	77%	78%	79%

Property and Specialty Individual Risk

Net reserves: start	$188.1	$149.6	$138.4	$124.0	$109.5	$138.4	$97.8
Change in prior AY	(1.6)	(7.9)	(11.7)	(4.9)	(3.8)	(21.2)	(23.1)
Losses paid and approved for payment	(16.8)	(16.1)	(11.2)	(8.8)	(6.5)	(44.1)	(14.5)
Current yr. incurred losses	38.2	62.5	34.1	28.1	24.8	134.8	63.8
Net reserves: end	$207.9	$188.1	$149.6	$138.4	$124.0	$207.9	$124.0

Net earned premium	$45.5	$48.3	$43.2	$43.2	$38.0	$137.0	$100.9
Net loss ratio	80.4%	113.0%	51.9%	53.7%	55.3%	82.9%	40.3%
Net loss ratio excl. prior AY adjusts.	83.9%	129.4%	79.0%	65.0%	65.3%	98.4%	63.2%
Net loss ratio - prior AY adjusts.	-3.5%	-16.4%	-27.1%	-11.3%	-10.0%	-15.5%	-22.9%

IBNR	$120.5	$105.6	$97.5	$90.4	$86.1
IBNR as a % of net reserves	58%	56%	65%	65%	69%

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Portfolio (unaudited)

$ in millions

	September 30, 2011				June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010
	Amortized Cost	Unrealized Gain	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%
Composition:

Fixed maturities	$2,286.4	$22.8	$2,309.2	76%	$2,335.6	79%	$2,270.8	81%	$2,289.3	82%	$2,329.0	84%
Equity securities	101.9	4.3	106.2	4%	109.6	4%	122.8	4%	152.9	5%	113.4	4%
Other investments	73.9	(1.6)	72.3	2%	74.7	3%	85.7	3%	90.1	3%	92.6	3%
Cash equivalents	84.0	—	84.0	3%	181.7	6%	82.2	3%	71.7	3%	48.8	2%
Cash and restricted cash	447.9	—	447.9	15%	248.8	8%	250.8	9%	187.7	7%	208.5	7%
Total investments and cash (1)	$2,994.1	$25.5	$3,019.6	100%	$2,950.4	100%	2,812.3	100%	$2,791.7	100%	$2,792.3	100%

Fixed maturities allocation:

Mortgage-backed and asset-backed securities (2)	$923.9	$16.3	$940.2	40%	$1,032.2	44%	$917.1	40%	$805.8	35%	$964.2	41%
Government & government-sponsored entities	431.1	5.9	437.0	19%	517.9	22%	567.6	25%	712.8	31%	801.8	34%
Corporate bonds (3)	872.9	(5.9)	867.0	38%	727.1	31%	723.5	32%	711.0	31%	525.5	23%
Municipal bonds	58.5	6.5	65.0	3%	58.4	3%	62.6	3%	59.7	3%	37.5	2%
Total fixed maturities	$2,286.4	$22.8	$2,309.2	100%	$2,335.6	100%	2,270.8	100%	$2,289.3	100%	$2,329.0	100%

Other investments:

Limited partnership interests and private investment funds	$63.3	$1.3	$64.6	90%	$63.5	85%	$72.5	85%	$76.0	84%	$78.7	85%
Catastrophe bonds	10.0	0.4	10.4	14%	10.5	14%	10.6	12%	10.6	12%	10.5	11%
Derivative instruments	0.7	(3.4)	(2.7)	-4%	0.7	1%	2.6	3%	3.5	4%	3.4	4%
Total other investments	$73.9	$(1.6)	$72.3	100%	$74.7	100%	$85.7	100%	$90.1	100%	$92.6	100%

Total investment return:

Net investment income			$17.0		$17.1		$17.5		$16.5		$18.7
Net realized investment gains (losses)			13.3		5.1		7.1		(2.4)		13.8
Net unrealized investment gains (losses)			(44.6)		4.3		9.5		(13.8)		15.6
Net income from investment-related derivative instruments			(0.4)		—		0.1		0.1		—
Net gains (losses) from investment-related derivative instruments			(5.7)		0.2		(0.8)		(0.5)		1.2
Net investment FX gains (losses)			(6.6)		5.1		2.1		1.6		(0.2)
Total investment return			$(27.0)		$31.8		$35.5		$1.5		$49.1

Total quarterly return on average fair value %			-0.8%		1.0%		1.2%		0.0%		1.8%

Average market yield to worst of fixed maturities and cash equivalents			3.7%		3.2%		3.4%		3.1%		2.3%
Average duration of fixed maturities, cash and cash equivalents			2.6 years		2.4 years		2.7 years		3.1 years		1.7 years
Average credit quality of fixed maturities and cash equivalents			AA-		AA+		AA		AA		AA+
Average duration of fixed maturities			2.9 years		2.8 years		3.1 years		3.4 years		1.9 years

(1)          We also hold various short investment positions which are reported within “Other Liabilities” on our Balance Sheet. Some of these short positions fully or partially offset some of the long investment positions presented above.

(2)          See Page 9 for additional detail regarding our investments in mortgage-backed and asset-backed securities.

(3)          Corporate bonds includes bank loans.  See page 10 for additional details.

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Detail

Mortgage-Backed and Asset-Backed Securities

(unaudited)

$ in millions

At September 30, 2011

					Option		Fair Value
	Amortized	Fair	Gain		Adjusted	Average			Insurance (1)
	Cost	Value	(Loss)	Rating	Duration	Life	Subprime	Alt-A	wrapped
Mortgage-backed and asset-backed securities

Residential-Mortgage Backed:

GNMA	$33.4	$36.8	$3.4	AA
FNMA	208.5	213.7	5.2	AA
Freddie Mac	155.2	159.8	4.6	AA
Total Residential Mortgage-Backed	$397.1	$410.3	$13.2	AA	2.4	3.4	$—	$—	$—

Collateralized Residential Mortgage Obligations:

GNMA	$62.7	$64.0	$1.3	AA
FNMA	39.2	39.0	(0.2)	AA
Freddie Mac	56.2	56.9	0.7	AA
Nat’l Credit Union Admin	0.2	0.3	0.1	AA
Total agency CMOS	158.3	160.2	1.9

Non-agency CMOS	10.0	10.0	—	AAA				$2.7
Non-agency CMOS	4.4	4.4	—	A
Non-agency CMOS	0.2	0.2	—	BBB				0.2
Non-agency CMOS	4.4	4.2	(0.2)	BB
Non-agency CMOS	3.2	3.0	(0.2)	B				0.1
Non-agency CMOS	5.9	5.4	(0.5)	CCC				1.6
Non-agency CMOS	1.3	1.3	—	CC
Non-agency CMOS	0.6	0.5	(0.1)	D				0.5
Total Non-agency CMOS	30.0	29.0	(1.0)
Total Collateralized Residential Mortgage Obligations	$188.3	$189.2	$0.9	AA	1.6	2.7	$—	$5.1	$—

Asset-Backed Securities:

Credit card	$54.2	$55.0	$0.8	AAA
Credit card	9.4	9.5	0.1	A
Auto	46.6	47.2	0.6	AAA
Auto	7.5	7.5	—	AA
Auto	5.0	5.2	0.2	A
Auto	0.3	0.4	0.1	BBB
Home Equity	3.7	3.7	—	AAA			$3.7
Home Equity	2.4	2.4	—	A			2.4
Home Equity	4.4	4.4	—	BB			4.4
Home Equity	0.5	0.4	(0.1)	B			0.4
Home Equity	0.8	1.2	0.4	C			1.2
Home Equity	0.0	0.3	0.3	D			0.3
Equipment	6.5	6.5	—	AAA
Equipment	0.5	0.5	—	AA
Commercial Mortgage Backed Securities	113.0	114.1	1.1	AAA
Commercial Mortgage Backed Securities	32.7	31.6	(1.1)	AA
Commercial Mortgage Backed Securities	13.7	13.6	(0.1)	A
Commercial Mortgage Backed Securities	1.1	1.0	(0.1)	BBB
Commercial Mortgage Backed Securities	1.2	1.2	—	NR
Miscellaneous	10.0	10.1	0.1	AAA
Miscellaneous	4.8	4.8	—	AA
Miscellaneous	16.6	16.8	0.2	A					$0.2
Miscellaneous	3.4	3.5	0.1	BBB					2.5
Total Asset-Backed Securities	$338.5	$340.7	$2.2	AA	1.9	2.9	$12.4	$—	$2.7

Total Mortgage-Backed and Asset-Backed Securities	$923.9	$940.2	$16.3				$12.4	$5.1	$2.7

(1)      We estimate that our insurance wrapped investments at 9/30/11 would be BBB- or better, if they were rated, excluding the effects of financial guarantee enhancements.

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Detail - Corporate Bonds

 (unaudited)

$ in millions

At September 30, 2011

Corporate Bonds - Quality: (1)

				Option
				Adjusted
	Amortized	Fair	Gain	Duration
	Cost	Value	(Loss)	(Years)

AAA	$47.2	$47.4	$0.2	3.4
AA	87.3	88.9	1.6	2.7
A	300.7	304.1	3.4	3.6
BBB	179.3	177.6	(1.7)	4.8
Below BBB	213.2	204.8	(8.4)	3.6
Not Rated	45.2	44.2	(1.0)	1.1
Total Corporate Bonds	$872.9	$867.0	$(5.9)	3.7

Corporate Bonds - Top Ten Holdings:

				% of
	Amortized	Fair		Total Corp.
	Cost	Value	Gain	Bonds

General Electric	$25.3	$26.2	$0.9	3.0%
Bank of America Corp	22.6	21.0	(1.6)	2.4%
BP Capital	19.3	20.2	0.9	2.3%
JP Morgan Chase	18.0	18.1	0.1	2.1%
Citigroup Inc	17.7	17.4	(0.3)	2.0%
BA Covered Bond issuer	16.0	16.4	0.4	1.9%
Verizon Communications	13.7	13.9	0.2	1.6%
Goldman Sachs Group	14.0	13.5	(0.5)	1.6%
Wal-Mart Stores Inc	12.5	12.8	0.3	1.5%
American International Group	12.5	12.1	(0.4)	1.4%
Total	$171.6	$171.6	$(0.0)	19.8%

Corporate Bonds -  By Sector: (1)

				Option
				Adjusted
	Amortized	Fair	Gain	Duration
	Cost	Value	(Loss)	(Years)

Industrial	$429.7	$434.7	$5.0	3.9
Financial	303.4	296.6	(6.8)	3.5
Utility	27.0	26.7	(0.3)	4.5
All Others	112.8	109.0	(3.8)	3.1
Total	$872.9	$867.0	$(5.9)	3.7

(1)          We also have various short positions in Corporate Bonds which are reported within “Other Liabilities” on our Balance Sheet. Some of these short positions fully or partially offset some of the long positions presented above.

MONTPELIER RE HOLDINGS LTD.

Reinsurance Recoverable by Rating (unaudited)

$ in millions

The A.M. Best ratings of our reinsurers related to reinsurance recoverable on paid and unpaid losses as of the dates presented are as follows:

	September 30		June 30		March 31		December 31		September 30
	2011		2011		2011		2010		2010
Reinsurance recoverable on paid losses

A++	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%
A+	1.7	24	0.7	23	0.2	8	5.9	46	6.4	93
A	4.6	63	0.9	30	0.3	12	6.9	53	0.4	6
A-	0.5	7	0.2	7	0.1	4	0.1	1	0.1	1
Unrated (1)	0.4	6	1.2	40	1.9	76	—	—	—	—
Recoverable under MUSIC guarantee (2)	—	—	—	—	—	—	—	—	—	—

	$7.2	100%	$3.0	100%	$2.5	100%	$12.9	100%	$6.9	100%

Reinsurance recoverable on unpaid losses

A++	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%
A+	21.2	28	21.4	29	17.3	25	17.9	29	26.3	38
A	28.8	39	24.8	33	19.9	29	21.0	34	28.3	40
A-	2.0	3	2.6	4	2.3	3	1.4	2	1.4	2
Unrated (1)	18.8	25	18.7	25	23.4	35	16.3	26	8.6	12
Recoverable under MUSIC guarantee (2)	3.9	5	6.3	9	5.8	8	5.8	9	5.8	8

	$74.7	100%	$73.8	100%	$68.7	100%	$62.4	100%	$70.4	100%

Total reinsurance recoverable

A++	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%
A+	22.9	28	22.1	29	17.5	25	23.8	32	32.7	42
A	33.4	41	25.7	33	20.2	28	27.9	36	28.7	37
A-	2.5	3	2.8	4	2.4	3	1.5	2	1.5	2
Unrated (1)	19.2	23	19.9	26	25.3	36	16.3	22	8.6	11
Recoverable under MUSIC guarantee (2)	3.9	5	6.3	8	5.8	8	5.8	8	5.8	8

	$81.9	100%	$76.8	100%	$71.2	100%	$75.3	100%	$77.3	100%

(1) These obligations are either: (i) fully collateralized; (ii) reinsurer has an S&P financial strength rating equivalent to an A.M. Best rating of A- or better; or (iii) reinsurer is financially sound but has entered run-off.

(2) In support of MUSIC’s remaining loss reserves acquired in 2007, MUSIC benefits from a trust deposit maintained by the seller and reinsurance from third party reinsurers (each rated A- or better) which collectively support the $3.9 million in remaining reserves at September 30, 2011.  In addition, MUSIC has a full indemnification from the seller covering any adverse development from its past business.

MONTPELIER RE HOLDINGS LTD.

Fully Converted Book Value Per Common Share (unaudited)

$ in millions, except per share amounts

	September 30	June 30	March 31	December 31	September 30
	2011	2011	2011	2010	2010

Numerator

Book value and fully converted book value per common share numerator (common shareholders’ equity)	$1,400.4	$1,470.2	$1,472.1	$1,628.8	$1,668.4

Intangible asset	(4.8)	(4.8)	(4.8)	(4.8)	(4.8)

Fully converted tangible book value per common share numerator	$1,395.6	$1,465.4	$1,467.3	$1,624.0	$1,663.6

Denominator (in shares)

Book value per share common denominator (ending common shares)	61,584,974	61,581,768	62,347,071	64,557,204	68,258,453

Common share obligations under benefit plans	1,336,222	1,345,072	1,377,922	1,637,580	1,976,739

Fully converted book value per common share and fully converted tangible book value per common share denominator	62,921,196	62,926,840	63,724,993	66,194,784	70,235,192

Book value per common share	$22.74	$23.87	$23.61	$25.23	$24.44
Fully converted book value per common share	$22.26	$23.36	$23.10	$24.61	$23.76
Fully converted tangible book value per common share	$22.18	$23.29	$23.03	$24.53	$23.69

Dividends declared per common share	$0.10	$0.10	$0.10	$0.10	$0.09
Change in FCBVPCS (1) Quarter	-4.7%	1.1%	-6.1%	3.5%	6.5%
Change in FCBVPCS adjusted for dividends (2) Quarter	-4.3%	1.6%	-5.7%	4.0%	6.9%
Change in FCBVPCS adjusted for dividends (2) YTD	-8.3%	-4.3%	-5.7%	18.2%	13.7%
Change in FCBVPCS adjusted for dividends (2) Rolling 12 months	-4.7%	6.5%	10.0%	18.2%	21.9%
Annualized change in FCBVPCS adjusted for dividends (2) Since inception	9.3%

(1) FCBVPCS = Fully converted book value per common share.  See Page 14 for information regarding our use of Non-GAAP Financial Measures.

(2) Change in FCBVPCS adjusted for dividends represents the change in fully converted book value per common share after taking into account common share dividends declared for the period.  See page 14 for information regarding our use of Non-GAAP Financial Measures.

MONTPELIER RE HOLDINGS LTD.

Income (Loss) Available to Common Shareholders Per Share (unaudited)

$ in millions, except per share amounts

						YTD	YTD
	Q3-11	Q2-11	Q1-11	Q4-10	Q3-10	2011	2010

Numerator
Operating income (loss) available to common shareholders (1)	$(24.9)	$5.2	$(118.5)	$53.9	$60.7	$(138.2)	$110.1
Adjustment to operating income (loss) related to participating securities	—	(0.1)	—	(1.0)	(1.5)	—	(1.0)

Operating income (loss) available to common shareholders, as adjusted	$(24.9)	$5.1	$(118.5)	$52.9	$59.2	$(138.2)	$109.1

Net investment and foreign exchange gains and losses	(41.3)	16.0	14.2	(11.7)	29.3	(11.1)	59.7
Adjustment to net income (loss) related to participating securities	—	(0.3)	—	—	(0.7)	—	(0.6)

Net income (loss) available to common shareholders, as adjusted	$(66.2)	$20.8	$(104.3)	$41.2	$87.8	$(149.3)	$168.2

Denominator
Average common shares outstanding	61,582,837	61,953,603	62,499,458	65,477,694	68,995,819	62,011,966	72,249,589

Operating income (loss) available to common shareholders per share	$(0.40)	$0.08	$(1.90)	$0.81	$0.86	$(2.23)	$1.51
Net income (loss) available to common shareholders per share	$(1.07)	$0.33	$(1.67)	$0.63	$1.27	$(2.41)	$2.33

(1) Excludes net investment and foreign exchange gains and losses.  See Page 3 for the computation of our operating income (loss) available to common shareholders and page 14 for information regarding our use of Non-GAAP Financial Measures.

MONTPELIER RE HOLDINGS LTD.

Financial Measures Disclosures

Non-GAAP Financial Measures Disclosures

Within this report, we present “operating income (loss) available to common shareholders”, which is a “non-GAAP financial measure” as defined in Regulation G pursuant to Section 401 of the Sarbanes - Oxley Act of 2002. This measure represents our GAAP results for the periods presented without consideration of net realized and unrealized investment and foreign exchange gains and losses.  A reconciliation of this measure to our most directly comparable GAAP financial measure, net income (loss) available to common shareholders, is included herein. We also present a measure referred to as “operating income (loss) available to common shareholders per share” which represents our “operating income (loss) available to common shareholders”, as adjusted for participating securities, divided by our weighted average common shares outstanding.

Within this report, we also present “book value per common share, fully converted book value per common share and fully converted tangible book value per common share”, each of which is a “non-GAAP financial measure” as defined in Regulation G.  The computations of these measures are included herein. We also present a measure referred to as “change in fully converted book value per common share” which represents the change in our “fully converted book value per common share”, taking into account dividends declared on our common shares during the period.

We believe that these non-GAAP measures are important to our investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry and we further believe these measures to be more relevant than comparable GAAP measures in evaluating our financial performance.